UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 23, 2020

Tellurian Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-5507	06-0842255
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Louisiana Street, Suite 3100, Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(832) 962-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	TELL	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On March 23, 2020, Driftwood Holdings LP (formerly known as Driftwood Holdings LLC) (the “Borrower”), a Delaware limited partnership and an indirect wholly owned subsidiary of Tellurian Inc. (“Tellurian” or the “Company”), entered into an amendment (the “Amendment”) to the Credit and Guaranty Agreement (the “Credit Agreement”), dated as of May 23, 2019, providing for senior secured term loans (collectively, the “Loans”) by and among the Borrower, as the borrower, the guarantors party thereto, Wilmington Trust, National Association, as the administrative agent, Wilmington Trust, National Association, as the collateral agent, and the lenders from time to time party thereto.

The effective date of the Amendment will be the date on which the following conditions precedent, among others, have been satisfied or waived by the lenders (the “Effective Date”):

•	the prepayment by the Borrower of at least $2,000,000 in aggregate principal amount of the Loans plus all accrued but unpaid cash interest, fees and expenses; and

•	in consideration for termination of the Borrower’s obligation to pay the Final Payment Fee (as defined in the Credit Agreement) and all accrued paid-in-kind interest through March 22, 2020, the issuance to the lender under the Credit Agreement of 11,019,298 shares of Tellurian common stock.

The Company expects that the conditions precedent to the Amendment will be satisfied on or around March 23, 2020.

Pursuant to and subject to the terms of the Amendment, among other things:

•	on the Effective Date, the maturity of the Loans will be extended from May 23, 2020 to November 23, 2021;

•	on the Effective Date, the interest rate on the Loans will be amended from (i) 8% per annum payable in cash plus an additional 4% per annum payable in cash, payable in kind or a combination thereof at the option of the Borrower to (ii) 8% per annum payable in cash plus an additional 8% per annum payable in cash, payable in kind or a combination thereof at the option of the Borrower;

•	as of and following the Effective Date, the interest rate on the Loans will be subject to an increase of five percentage points per annum (compared to an increase of two percentage points per annum prior to the Amendment) following an Event of Default (as defined in the Credit Agreement);

•	on the Effective Date, quarterly interest payments will be replaced with monthly interest payments;

•	the Borrower must make a prepayment of the Loans of at least $3,000,000 by April 22, 2020;

•	as of and following the Effective Date, the Company will be prohibited from making any advance or loan to, or any investment in, Tellurian Production Holdings LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of the Company, and its subsidiaries; and

•	as of and following the Effective Date, the amount of cash required to be on deposit in collateral accounts as of the last day of each calendar month was reduced from $30 million to $12 million.

In addition, in connection with the Amendment, on the Effective Date, the Common Stock Purchase Warrant, dated as of May 23, 2019, providing the lender under the Credit Agreement the right to purchase up to 1,500,000 shares of Tellurian common stock at a price per share equal to $10.00 will be canceled and replaced with a new common stock purchase warrant (the “Replacement Warrant”) providing such lender the right to purchase up to 9,000,000 shares of Tellurian common stock (collectively, “Warrant Shares”) at a price per share equal to $1.00.

The terms of the Replacement Warrant will include the following:

•	the expiration date will be March 23, 2025; and

•	the number of shares of Tellurian common stock issuable under the Replacement Warrant will be subject to a vesting schedule whereby it may be immediately exercised for up to 3,000,000 Warrant Shares and it may be exercised for additional tranches of up to 2,000,000 Warrant Shares on each of September 23, 2020, March 23, 2021 and June 23, 2021, provided that (i) in the event the Borrower reduces the amounts outstanding under the Credit Agreement, the aggregate number of shares in any unvested tranches of Warrant Shares will be reduced proportionately and (ii) in the event the outstanding balance of the Loans is repaid in full, any unvested tranches of Warrant Shares as of such repayment date will be canceled.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference to this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated herein by reference to this Item 3.02.

The lender has represented that it is an “accredited investor,” as such term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Company will be relying on the private placement exemption from the registration requirements of the Securities Act set forth in Section 4(a)(2) thereof for purposes of the transaction.

Item 7.01	Regulation FD Disclosure.

On March 23, 2020, the Company issued a press release regarding the Amendment and the Loans. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in this Item 7.01, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Press release, dated as of March 23, 2020

104	Cover Page Interactive Data File – the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELLURIAN INC.

By:	/s/ L. Kian Granmayeh
Name:	L. Kian Granmayeh
Title:	Executive Vice President and Chief Financial Officer

Date: March 23, 2020